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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: August 30, 2004

                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)

        Nevada                        000-29217                   95-4721385
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    (State or other                  (Commission                 (IRS Employer
    jurisdiction of                  File Number)               Identification)
     incorporation)

3003 S. Valley View Blvd., Ste. 190, Las Vegas, NV                  89102
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (702) 809-0206

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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Item 8.01.  Other Events and Regulation FD Disclosure

Accesspoint announced today that Mr. William R. Barber has resigned from the positions of President, Chief Financial Officer and Chief Executive Officer, and as a Director of the Board. Citing settlement of the Company's outstanding Federal and State tax matters, along with the recent conclusion of the Bentley lawsuit and the current status of operational profitability, Mr. Barber stated to the Board that it was time for the Company to reinvent itself under new management. Mr. Barber will remain available to assist the Company and Board as needed.

Mr. Gene Valentine, Accesspoint's Chairman of the Board, was unanimously elected to serve as President, Chief Financial Officer and Chief Executive Officer of Accesspoint.


Item 7.01.  Regulation FD Disclosures

                  See Items 1, 5 and 6, above.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 30, 2004                    Accesspoint Corporation
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                                          By: /s/ William R. Barber
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                                              William R. Barber
                                              President